PAYSON TOTAL RETURN FUND (the “Fund”)

Supplement dated February 1, 2019 to the Prospectus dated August 1, 2018

1.	The first paragraph under the section entitled “Principal Investment Strategies” beginning on page 1 of the Prospectus is hereby deleted and replaced with the following:

The Fund invests primarily in common stock and convertible securities of large and mid capitalization domestic companies. The Fund’s investment adviser, H.M. Payson & Co. (the “Adviser”), defines large capitalization domestic companies as those companies with market capitalizations in excess of $12 billion and mid capitalization domestic companies as those companies with market capitalizations in the range of $2 billion to $12 billion. The Fund may invest in debt securities, which are primarily investment grade, that include U.S. Government securities, including U.S. Treasury bills, Treasury Inflation-Protected Securities, notes and bonds, as well as corporate bonds and notes issued by large and mid capitalization domestic companies, and asset-backed and mortgage-backed securities. If an investment grade security held by the Fund is downgraded to non-investment grade, the Fund may hold the security if the Adviser believes the issuer will continue to pay its debt or the current market price does not properly reflect what the Adviser believes to be the intrinsic value of the security. The Fund may write covered call options on equity securities held in the Fund’s portfolio to generate premiums in an effort to provide downside protection in declining markets. The Fund may also make strategic investments in exchange-traded funds (“ETFs”) and foreign securities, and may invest a significant portion of the Fund’s total assets in cash or cash equivalents if the Adviser does not identify investments selling at discounts to what the Adviser believes are their intrinsic value.

2.	The following paragraph is hereby inserted into the section entitled “Principal Investment Risks” beginning on page 2 of the Prospectus:

Selling Covered Call Options Risk. As a result of selling a covered call option, the Fund may be required to sell a portfolio security. Under such circumstances, the Fund would not participate in gains in the stock price beyond the exercise price. In addition, selling options generates gains, which are largely short-term capital gains that are distributed to shareholders as dividends.

3.
The following paragraph is hereby inserted as the new second paragraph under the section entitled “Additional Information Regarding Principal Investment Strategies” beginning on page 7 of the Prospectus:

The Fund may sell “covered” call options against a portion of the Fund’s portfolio holdings of common stocks. As the seller of a call option, the Fund receives cash (the premium) from the purchaser. The purchaser of the call option has the right to any appreciation in the value of the security over a fixed price (the exercise price) anytime before a certain date in the future (the expiration date). The Fund, in effect, sells the potential appreciation in the value of the underlying security or index in exchange for the premium.

4.	The following paragraph is hereby inserted into the section entitled “Additional Information Regarding Principal Investment Risks” beginning on page 8 of the Prospectus:

Selling Covered Call Options Risk. The Fund may sell covered call options. When this occurs, the Fund receives a premium for selling a call option; however, the price the Fund realizes from the sale of the stock upon exercise of the option will be below and could be substantially below the prevailing market price of the stock. The purchaser of the covered call option may exercise the call at any time during the option period (the time between when the call is sold and when it expires). When a call option which the Fund has written is exercised, the Fund may deliver the security upon which the call is written. Under such circumstances, the Fund would deliver a security out of its portfolio and may replace it, or purchase the same security on the open market for delivery. Under either scenario the Fund would face increased transaction costs because of its purchase of called securities, either for delivery to the party exercising the call option or for holding in its portfolio. In addition, selling options generates gains, which are largely short-term capital gains and distributed to shareholders as dividends.

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For more information, please contact a Fund customer service representative toll free at (800) 805-8258.

PLEASE RETAIN FOR FUTURE REFERENCE.